UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

       Date of Report (Date of earliest event reported): February 17, 2004



                          AMERICAN ECOLOGY CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                      0-11688                95-3889638
           --------                      -------                ----------
 (State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
  incorporation or organization)                          Identification Number)

                    Lakepointe Centre I,
                 300 E. Mallard, Suite 300
                        Boise, Idaho                          83706
                                                              -----
          (Address of principal executive offices)          (Zip Code)



                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits. The following exhibit is filed as part of this report:


  Exhibit 99 Press Release, dated February 17, 2004, entitled "AMERICAN ECOLOGY POSTS SOLID FOURTH QUARTER EARNINGS OF $3.1 MILLION"

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 17, 2004, the Company issued a press release entitled "AMERICAN ECOLOGY POSTS SOLID FOURTH QUARTER EARNINGS OF $3.1 MILLION". The press release, dated February 17, 2004, is attached as Exhibit 99 and incorporated by reference herein.




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SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  AMERICAN ECOLOGY CORPORATION
                                         (Registrant)




Date:  February 17, 2004          By:/S/ James R. Baumgardner
                                     ------------------------
                                          James R. Baumgardner
                                          Senior Vice President, Chief Financial
                                          Officer, Secretary and Treasurer




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
                                    EXHIBIT INDEX


Exhibit        Description
-------        -----------

Exhibit 99 Press Release, dated February 17, 2004, entitled "AMERICAN ECOLOGY POSTS SOLID FOURTH QUARTER EARNINGS OF $3.1 MILLION"




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